UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934 (Amendment No.           )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a‑6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a‑12

PLANET PAYMENT, INC.
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a‑6(i)(1) and 0‑11.
	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0‑11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:
☐	Fee paid previously with preliminary materials.
☐

Check box if any part of the fee is offset as provided by Exchange Act Rule 0‑11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

April 28, 2017

To Our Stockholders,

You are cordially invited to attend the 2017 Annual Meeting of Stockholders of Planet Payment, Inc. We will hold the meeting on Tuesday, June 13, 2017 at 10:00 a.m. (New York time) at the offices of Goodwin Procter LLP, The New York Times Building, 620 Eighth Avenue, 26th Floor, New York, NY 10018.

Under the Securities and Exchange Commission rules that allow companies to furnish proxy materials to stockholders over the Internet, we have elected to use the Internet as our primary means of delivering our proxy materials to our stockholders. We believe that this delivery process reduces our environmental impact and lowers the costs of printing and distributing our proxy materials without impacting our stockholders’ timely access to this important information. Accordingly, most stockholders will not receive paper copies of our proxy materials and on or about April 28, 2017, we expect to mail and email to our stockholders a Notice of Internet Availability of Proxy Materials (the “Notice”) containing instructions on how to access our proxy statement for our 2017 Annual Meeting of Stockholders and 2016 Annual Report to stockholders. The Notice also provides instructions on how to vote by telephone or through the Internet and includes instructions on how to receive a paper copy of the proxy materials by mail.

The matters to be acted upon are described in the accompanying Notice of Annual Meeting and proxy statement.

Please use this opportunity to take part in our company’s affairs by voting on the business to come before the meeting. Whether or not you plan to attend the meeting, please vote on the Internet or by telephone or request, sign and return a proxy card to ensure your representation at the meeting. Your vote is important.

We hope to see you at the meeting.

Sincerely,

Carl J. Williams Chairman and Chief Executive Officer

PLANET PAYMENT, INC.

670 Long Beach Blvd.

Long Beach, NY 11561

United States of America

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Our Stockholders:

NOTICE IS HEREBY GIVEN that the 2017 Annual Meeting of Stockholders of Planet Payment, Inc. will be held on Tuesday, June 13, 2017 at 10:00 a.m. (New York time) at the offices of Goodwin Procter LLP, The New York Times Building, 620 Eighth Avenue, 26th Floor, New York, NY 10018.

We are holding the meeting for the following purposes, which are more fully described in the accompanying proxy statement:

1.To elect one Class II director of Planet Payment, Inc. to serve until the 2020 annual meeting of stockholders, until his successor has been elected and qualified or until his earlier resignation or removal.

2.To ratify the appointment of BDO USA, LLP as our independent registered public accounting firm for 2017.

In addition, stockholders may be asked to consider and vote upon such other business as may properly come before the meeting or any adjournment or postponement thereof.

Only stockholders of record at the close of business on April 20, 2017 are entitled to notice of, and to vote at, the meeting and any adjournments thereof. For ten days prior to the meeting, a complete list of the stockholders entitled to vote at the meeting will be available during ordinary business hours at our headquarters for examination by any stockholder for any purpose relating to the meeting.

Your vote as a Planet Payment, Inc. stockholder is very important. For questions regarding your stock ownership, if you are a registered holder, you can contact our transfer agent, Computershare, through their website at www.computershare.com or by phone at +1 (877) 282‑1168.

By Order of the Board of Directors,

David R. Fishkin Senior Vice President, Deputy General Counsel and Secretary

Long Beach, New York

April 28, 2017

Whether or not you expect to attend the meeting, we encourage you to read the proxy statement and vote by telephone or through the Internet or request and submit your proxy card as soon as possible, so that your shares may be represented at the meeting. For specific instructions on how to vote your shares, please refer to the section entitled “General Information About the Meeting” beginning on page 1 of the proxy statement and the instructions on the enclosed Notice of Internet Availability of Proxy Materials.

PLANET PAYMENT, INC.

PROXY STATEMENT FOR 2017 ANNUAL MEETING OF STOCKHOLDERS

PLANET PAYMENT, INC.

670 Long Beach Blvd.

Long Beach, NY 11561

United States of America

PROXY STATEMENT FOR THE 2017 ANNUAL MEETING OF STOCKHOLDERS

April 28, 2017

GENERAL PROXY INFORMATION

Information About Solicitation and Voting

The accompanying proxy is solicited on behalf of the Planet Payment, Inc. (“We” or “Planet Payment”) Board of Directors for use at Planet Payment’s 2017 Annual Meeting of Stockholders (the “meeting”) to be held at the offices of Goodwin Procter LLP, The New York Times Building, 620 Eighth Avenue, 26th Floor, New York, NY 10018 on Tuesday, June 13, 2017 at 10:00 a.m. (New York Time), and any adjournment or postponement thereof.

Internet Availability of Proxy Materials

Under rules adopted by the U.S. Securities and Exchange Commission (the “SEC”), we are furnishing proxy materials to our stockholders primarily via the Internet, instead of mailing printed copies of those materials to each stockholder. On or about April 28, 2017, we expect to send to our stockholders a Notice of Internet Availability of Proxy Materials (“Notice of Internet Availability”) containing instructions on how to access our proxy materials, including our proxy statement and our annual report for the year 2016 (the “Annual Report”). The Notice of Internet Availability also provides instructions on how to vote by telephone or through the Internet and includes instructions on how to receive a paper copy of the proxy materials by mail.

This process is designed to reduce our environmental impact and lowers the costs of printing and distributing our proxy materials without impacting our stockholders’ timely access to this important information. However, if you would prefer to receive printed proxy materials, please follow the instructions included in the Notice of Internet Availability.

General Information About the Meeting

Purpose of the Meeting

At the meeting, stockholders will act upon the proposals described in this proxy statement. In addition, following the meeting, management will respond to questions from stockholders.

Record Date; Quorum

Only holders of record of common stock and Series A preferred stock at the close of business on April 20, 2017, the record date, will be entitled to vote at the meeting. At the close of business on April 20, 2017, we had 49,754,877 shares of common stock outstanding and entitled to vote (including shares of common stock issuable upon conversion of the Series A preferred stock outstanding).

The holders of a majority of the voting power of the shares of stock entitled to vote at the meeting as of the record date must be present at the meeting in order to hold the meeting and conduct business. This presence is called a quorum. Your shares are counted as present at the meeting if you are present and vote in person at the meeting or if you have properly submitted a proxy.

Voting Rights; Required Vote

Each holder of shares of common stock is entitled to one vote for each share of common stock held as of the close of business on the record date. Each holder of shares of Series A preferred stock is entitled to one vote for each share of common stock issuable upon conversion of the Series A preferred stock held as of the close of business on the record date.

You may vote all shares owned by you as of the record date, including (1) shares held directly in your name as the stockholder of record, and (2) shares held for you as the beneficial owner in street name through a broker, bank, trustee, or other nominee.

Stockholder of Record: Shares Registered in Your Name.  If on the record date, your shares were registered directly in your name with our transfer agent, Computershare, then you are considered the stockholder of record with respect to those shares. As a stockholder of record, you may vote at the meeting or vote by telephone, through the Internet, or if you request or receive paper proxy materials by mail, by filling out and returning the proxy card.

Beneficial Owner: Shares Registered in the Name of a Broker or Nominee.  If on the record date, your shares were held in an account with a brokerage firm, bank or other nominee, then you are the beneficial owner of the shares held in street name. As a beneficial owner, you have the right to direct your nominee on how to vote the shares held in your account. However, the organization that holds your shares is considered the stockholder of record for purposes of voting at the meeting. Because you are not the stockholder of record, you may not vote your shares at the meeting unless you request and obtain a valid proxy from the organization that holds your shares giving you the right to vote the shares at the meeting.

Directors will be elected by a plurality of the votes cast, which means that the individuals nominated for election to the Board of Directors at the meeting receiving the highest number of “FOR” votes will be elected. You may either vote “FOR” any nominee or “WITHHOLD” your vote with respect to any nominee. If you “withhold” authority to vote with respect to one or more director nominees, your vote will have no effect on the election of such nominees. Approval of Proposal No. 2 requires the affirmative vote of a majority of the voting power of our shares, present in person or represented by proxy, and entitled to vote thereon, voting together as a single class. Abstentions (shares present at the meeting and voted “abstain”) are counted for purposes of determining whether a quorum is present, will have no effect on the outcome of Proposal No. 1 and will have the same effect as votes against Proposal No. 2. Broker non votes occur when shares held by a broker for a beneficial owner are not voted because (i) the broker did not receive voting instructions from the beneficial owner, and (ii) the broker lacked discretionary authority to vote the shares. Brokers who hold shares for the accounts of their clients have discretionary authority to vote shares if specific instructions are not given with respect to the ratification of the appointment of our independent registered public accounting firm. Brokers do not have discretionary authority to vote on the election of our directors. Broker non‑votes are counted for purposes of determining whether a quorum is present, and have no effect on the outcome of the matters voted upon. Note that if you are a beneficial holder and do not provide specific voting instructions to your broker, the broker that holds your shares will not be authorized to vote on the election of directors. Accordingly, we encourage you to provide voting instructions to your broker, whether or not you plan to attend the meeting.

Recommendations of the Board of Directors on Each of the Proposals Scheduled to be Voted on at the Meeting

The Board of Directors recommends that you vote FOR the Class II director named in this proxy statement (Proposal No. 1) and FOR the ratification of the appointment of BDO USA, LLP as our independent registered public accounting firm for 2017 (Proposal No. 2).

Voting Instructions; Voting of Proxies

If you are a stockholder of record, you may:

•vote in person—we will provide a ballot to stockholders who attend the meeting and wish to vote in person;

•vote via telephone or via the Internet—in order to do so, please follow the instructions shown on your Notice of Internet Availability or proxy card; or

•vote by mail—if you request or receive a paper proxy card and voting instructions by mail, simply complete, sign and date the enclosed proxy card and return it before the meeting in the envelope provided.

Votes submitted by telephone or through the Internet must be received by 12:00 a.m. (New York time), on June 13, 2017. Submitting your proxy (whether by telephone, through the Internet or by mail if you request or received a paper proxy card) will not affect your right to vote in person should you decide to attend the meeting. If you are not the stockholder of record, please refer to the voting instructions provided by your nominee to direct it how to vote your shares. You may either vote “FOR” any nominee to the Board of Directors, or you may withhold your vote from any such nominee. For Proposal No. 2, you may vote “FOR” or “AGAINST” or “ABSTAIN” from voting. Your vote is important. Whether or not you plan to attend the meeting, we urge you to vote by proxy to ensure that your vote is counted.

All proxies will be voted in accordance with the instructions specified on the proxy card. If you sign a physical proxy card and return it without instructions as to how your shares should be voted on a particular proposal at the meeting, your shares will be voted in accordance with the recommendations of our board or directors stated above.

If you received a Notice of Internet Availability, please follow the instructions included on the notice on how to access your proxy card and vote by telephone or through the Internet. If you do not vote and you hold your shares in street name, and your broker does not have discretionary power to vote your shares, your shares may constitute “broker non‑votes” (as described above) and will not be counted in determining the number of shares necessary for approval of the proposals. However, shares that constitute broker non‑votes will be counted for the purpose of establishing a quorum for the meeting.

If you receive more than one proxy card or Notice of Internet Availability, your shares are registered in more than one name or are registered in different accounts. To make certain all of your shares are voted, please follow the instructions included on the Notice of Internet Availability on how to access each proxy card and vote each proxy card by telephone or through the Internet. If you requested or received paper proxy materials by mail, please complete, sign and return each proxy card to ensure that all of your shares are voted.

Expenses of Soliciting Proxies

The expenses of soliciting proxies will be paid by Planet Payment. Following the original mailing of the soliciting materials, Planet Payment and its agents may solicit proxies by mail, electronic mail, telephone, facsimile, by other similar means, or in person. Our directors, officers, and other employees, without additional compensation, may solicit proxies personally or in writing, by telephone, e‑mail, or otherwise. Following the original mailing of the soliciting materials, Planet Payment will request brokers, custodians, nominees and other record holders to forward copies of the soliciting materials to persons for whom they hold shares and to request authority for the exercise of proxies. In such cases, Planet Payment, upon the request of the record holders, will reimburse such holders for their reasonable expenses. If you choose to access the proxy materials and/or vote through the Internet, you are responsible for any Internet access charges you may incur.

Revocability of Proxies

A stockholder of record who has given a proxy may revoke it at any time before it is exercised at the meeting by:

•delivering to the Corporate Secretary of Planet Payment (by any means, including facsimile) a written notice stating that the proxy is revoked;

•signing and delivering a proxy bearing a later date;

•voting again by telephone or through the Internet; or

•attending and voting at the meeting (although attendance at the meeting will not, by itself, revoke a proxy).

Please note, however, that if your shares are held of record by a broker, bank or other nominee and you wish to revoke a proxy, you must contact that firm to revoke any prior voting instructions.

Electronic Access to the Proxy Materials

The Notice of Internet Availability will provide you with instructions regarding how to:

•view our proxy materials for the meeting through the Internet; and

•instruct us to send our future proxy materials to you electronically by email.

Choosing to receive your future proxy materials by email will reduce the impact of our annual meetings of stockholders on the environment and lower the costs of printing and distributing our proxy materials. If you choose to receive future proxy materials by email, you will receive an email next year with instructions containing a link to those materials and a link to the proxy voting site. Your election to receive proxy materials by email will remain in effect until you terminate it.

Voting Results

Voting results will be tabulated and certified by the inspector of elections appointed for the meeting. The preliminary voting results will be announced at the meeting and posted on our website at http://ir.planetpayment.com. The final results will be tallied by the inspector of elections and filed with the SEC in a Current Report on Form 8‑K within four business days of the meeting.

CORPORATE GOVERNANCE STANDARDS AND DIRECTOR INDEPENDENCE

Planet Payment is strongly committed to good corporate governance practices. These practices provide an important framework within which our Board of Directors and management can pursue our strategic objectives for the benefit of our stockholders.

Corporate Governance Guidelines

Our Board of Directors has adopted Corporate Governance Guidelines that set forth expectations for directors, director independence standards, board committee structure and functions, and other policies for the governance of the company. Our Corporate Governance Guidelines are available on the Investor Relations section of our website, which is located at http://ir.planetpayment.com, by clicking on “Corporate Governance Guidelines,” under “Corporate Governance.” The Corporate Governance Guidelines are reviewed by our Nomination and Governance Committee, and changes are recommended to our Board of Directors as warranted from time to time.

Board Leadership Structure

Our Corporate Governance Guidelines provide that our Board of Directors shall be free to choose its chairman in any way that it considers in the best interests of our company, and that the Nomination and Governance Committee shall periodically consider the leadership structure of our Board of Directors and make such recommendations related thereto to the Board of Directors with respect thereto as the Nomination and Governance Committee deems appropriate.

Our Board of Directors believes that we and our stockholders currently are best served by having Carl J. Williams serve as Chairman and Chief Executive Officer. Mr. Williams has a unique insight into our company’s challenges, opportunities and business.

Our Corporate Governance Guidelines also provide that, when the positions of chairman and chief executive officer are held by the same person, the independent directors shall designate a “Lead Independent Director.” Cameron R. M. McColl was the Lead Independent Director from July 2011 until Mr. Shane Kim was appointed Lead Independent Director in March 2014. The Lead Independent Director has the non‑exclusive authority to preside over meetings of the independent directors of our Board of Directors, to supervise the self‑evaluations of directors and our Board of Directors’ determination of the independence of its directors and to hold such other powers and carry out such other duties as are also granted by our Board of Directors.

Our Board of Directors’ Role in Risk Oversight

Our Board of Directors, as a whole, has responsibility for risk oversight, although the committees of our Board of Directors oversee and review risk areas that are particularly relevant to them. The risk oversight responsibility of our Board of Directors and its committees is supported by our management reporting processes, which are designed to provide visibility to the Board of Directors and to our personnel that are responsible for risk assessment and information about the identification, assessment and management of critical risks and management’s risk mitigation strategies. These areas of focus include, but are not limited to, competitive, economic, operational, financial (accounting, credit, liquidity and tax), legal, regulatory, compliance and reputational risks.

Independence of Directors

The NASDAQ Marketplace Rules require that a majority of the members of our Board of Directors must qualify as “independent,” as affirmatively determined by the Board of Directors. Our Board of Directors has determined that none of our non‑employee directors has a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director and that each of these directors is “independent” as that term is defined under The NASDAQ Marketplace Rules. In making this determination, our Board of Directors considered the relationships that each non‑employee director has with our company and all other facts and circumstances our Board of Directors deemed relevant in determining their independence, including the beneficial ownership of our capital stock by each non‑employee director.

Based upon this review, our Board of Directors has determined that the following director-nominees and members of our Board of Directors are currently independent as determined under The NASDAQ Marketplace Rules:

Jonathan Kaiden
Shane H. Kim
Cameron R. M. McColl

All members of our Audit Committee, Compensation Committee and Nomination and Governance Committee must be independent directors as defined in The NASDAQ Marketplace Rules. Members of the Audit Committee must also satisfy a separate SEC independence requirement, which provides that they may not accept directly or indirectly any consulting, advisory or other compensatory fee from Planet Payment or any of its subsidiaries other than their directors’ compensation and they may not be an affiliate of Planet Payment. Our Board of Directors has determined that all members of our Audit Committee, Compensation Committee and Nomination and Governance Committee are independent and all members of our Audit Committee satisfy the relevant SEC independence requirements applicable to the members of such committee.

Committees of Our Board of Directors

Our Board of Directors has established an Audit Committee, a Compensation Committee and a Nomination and Governance Committee. The composition and responsibilities of each committee are described below. Copies of the charters for each committee are available, without charge, upon request in writing to Planet Payment, Inc., 670 Long Beach Blvd., Long Beach, New York 11561, Attn: Corporate Secretary or by clicking on “Corporate Governance” under “Committee Composition” in the investor relations section of our website, http://ir.planetpayment.com. Members serve on these committees until their resignations or until otherwise determined by our Board of Directors.

Audit Committee

Our Audit Committee is comprised of Mr. McColl, who is the chair of the Audit Committee, Mr. Kaiden and Mr. Kim. The composition of our Audit Committee meets the requirements for independence under The NASDAQ Marketplace Rules and SEC rules and regulations. Each member of our Audit Committee is financially literate. In addition, our Board of Directors has determined that Mr. McColl is an “audit committee financial expert” as defined in Item 407(d)(5)(ii) of Regulation S‑K promulgated under the Securities Act of 1933, as amended, or the Securities Act. The designation does not impose on Mr. McColl any duties, obligations or liabilities that are greater than are generally imposed on members of our Audit Committee and our Board of Directors. All audit services to be provided to us and all permissible non‑audit services to be provided to us by our independent registered public accounting firm will be approved in advance by our Audit Committee. The charter for our Audit Committee provides that our Audit Committee, among other things:

•selects a firm to serve as the independent registered public accounting firm to audit our financial statements;

•helps to ensure the independence of the independent registered public accounting firm;

•discusses the scope and results of the audit with the independent registered public accounting firm, and reviews, with management and that firm, our interim and year‑end operating results;

•develops procedures for employees to submit anonymously concerns about questionable accounting or audit matters;

•considers the adequacy of our internal accounting controls and audit procedures; and

•pre‑approves all audit and non‑audit services to be performed by the independent registered public accounting firm.

Compensation Committee

Our Compensation Committee is comprised of Mr. Kaiden, who is the chair of the Compensation Committee, and Mr. Kim. The composition of our Compensation Committee meets the requirements for independence under The NASDAQ Marketplace Rules and each member of this committee is a non-employee director, as defined pursuant to Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and an outside director, as defined pursuant to Section 162(m) of the Internal Revenue Code. The purpose of our Compensation Committee is to discharge the responsibilities of our Board of Directors relating to compensation of our executive officers. The charter for our Compensation Committee provides that our Compensation Committee, among other things:

•reviews and approves, or recommends that our Board of Directors approve, the compensation of our executive officers;

•reviews and recommends to our Board of Directors the compensation of our directors;

•reviews and approves the terms of any material agreements with our executive officers;

•administers our stock and equity incentive plans;

•reviews and make recommendations to our Board of Directors with respect to incentive compensation and equity plans; and

•establishes and reviews our overall compensation philosophy.

At least annually, our Compensation Committee reviews and approves our executive compensation strategy and principles to confirm that they are aligned with our business strategy and objectives, and shareholder interests. The Compensation Committee has the exclusive authority and responsibility to determine all aspects of executive compensation packages for executive officers and makes recommendations to our Board of Directors regarding the compensation of non‑employee directors. Under its charter, our Compensation Committee has the authority to retain outside counsel or other advisors.

Our Compensation Committee generally reviews executive officer compensation, both base salary levels and the target levels for variable cash and any equity incentive awards, following the end of each fiscal year. In connection with this review, our Compensation Committee considers any input that it may receive from our chief executive officer (with respect to executive officers other than himself) to evaluate the performance of each executive officer and sets each executive officer’s total target cash compensation for the current year. In establishing compensation for executive officers other than our chief executive officer, decisions are made by our Compensation Committee after reviewing recommendations made by and in consultation with our chief executive officer. Our chief executive officer does not participate in the deliberations regarding the setting of his own compensation by our Compensation Committee.

Nomination and Governance Committee

Our Nomination and Governance Committee is comprised of Mr. McColl, who is the chair of the Nomination and Governance Committee, and Mr. Kim. The composition of our Nomination and Governance Committee meets the requirements for independence under The NASDAQ Marketplace Rules. The charter for our Nomination and Governance Committee provides that our Nomination and Governance Committee, among other things:

•identifies, evaluates and recommends nominees to our Board of Directors and committees of our Board of Directors;

•conducts searches for appropriate directors;

•evaluates the performance of our Board of Directors;

•considers and make recommendations to our Board of Directors regarding the composition of our Board of Directors and its committees;

•reviews related party transactions and proposed waivers of the code of conduct;

•reviews developments in corporate governance practices; and

•evaluates the adequacy of our corporate governance practices and reporting.

Compensation Committee Interlocks and Insider Participation

During 2016, our Compensation Committee consisted of Messrs. Kaiden and Kim. None of the members of our Compensation Committee has at any time in the last year been one of our officers or employees, and none has had any relationships with our company of the type that is required to be disclosed under Item 404 of Regulation S‑K. None of our executive officers served as a member of the Board of Directors, or as a member of the compensation or similar committee, of any entity that has one or more executive officers who served on our Board of Directors or Compensation Committee during fiscal 2016.

Board and Committee Meetings and Attendance

The Board of Directors is responsible for the management and direction of the company and for establishing broad corporate policies. The Board of Directors meets periodically during the company’s fiscal year to review significant developments affecting the company and to act on matters requiring Board of Directors approval. The Board of Directors held twelve meetings during 2016, the Audit Committee held four meetings, the Compensation Committee held one meeting and the Nomination and Governance Committee held one meeting. During fiscal 2016, each member of the Board of Directors participated in at least 75% of the aggregate of all meetings of the Board of Directors and the aggregate of all meetings of committees on which such member served, in each case, for meetings that were held during the period in which such person was a member of our Board of Directors or a committee during fiscal 2016.

Board Attendance at Annual Stockholders’ Meeting

Our policy is to invite and encourage each member of our Board of Directors to be present at our annual meetings of stockholders. All of the members of our Board of Directors attended our 2016 Annual Stockholders’ Meeting.

Presiding Director of Independent Director Meetings

The independent directors meet in regularly scheduled executive sessions without management to promote open and honest discussion. During 2016, Mr. Kim was the presiding director at these meetings.

Communication with Directors

Stockholders and interested parties who wish to communicate with our Board of Directors, independent members of our Board of Directors as a group, a committee of the Board of Directors or a specific member of our Board of Directors (including our Chairman or Lead Independent Director) may do so by letters addressed to the attention of our Chairman or Lead Independent Director.

All communications are reviewed by the Chairman or Lead Independent Director and provided to the members of the Board of Directors consistent with a screening policy providing that unsolicited items, sales materials, and other routine items and items unrelated to the duties and responsibilities of the Board of Directors not be relayed on to directors. Any communication that is not relayed is recorded in a log and made available to our Board of Directors.

The address for these communications is:

Chairman or Lead Independent Director of the Board of Directors

Planet Payment, Inc.

670 Long Beach Blvd.

Long Beach, New York 11561

United States of America

Codes of Business Conduct and Ethics

We have adopted codes of business conduct and ethics that applies to all of our board members, officers and employees. Our codes of business conduct and ethics are posted on our website located at http://ir.planetpayment.com. If we make amendments to, or grant any waivers from, the codes of business conduct and ethics for any director or executive officer, we will disclose the nature of such amendment or waiver on our website and/or in a Current Report on Form 8‑K.

NOMINATION PROCESS AND DIRECTOR QUALIFICATIONS

Nomination to the Board of Directors

Candidates for nomination to our Board of Directors are selected by our Board of Directors based on the recommendation of the Nomination and Governance Committee in accordance with the committee’s charter, our certificate of incorporation and bylaws, our Corporate Governance Guidelines, and the criteria adopted by our Board of Directors regarding director candidate qualifications. In recommending candidates for nomination, the Nomination and Governance Committee considers candidates recommended by directors, officers, employees, stockholders and others, using the same criteria to evaluate all candidates. Evaluations of candidates generally involve a review of background materials, internal discussions and interviews with selected candidates as appropriate and, in addition, the committee may engage consultants or third‑party search firms to assist in identifying and evaluating potential nominees.

Additional information regarding the process for properly submitting stockholder nominations for candidates for membership on our Board of Directors is set forth below under “Stockholder Proposals to Be Presented at Next Annual Meeting.”

Director Qualifications

With the goal of developing a diverse, experienced and highly‑qualified Board of Directors, the Nomination and Governance Committee is responsible for developing and recommending to the Board of Directors the desired qualifications, expertise and characteristics of members of our Board of Directors, including any specific minimum qualifications that the committee believes must be met by a committee‑recommended nominee for membership on the Board of Directors and any specific qualities or skills that the committee believes are necessary for one or more of the members of the Board of Directors to possess.

Since the identification, evaluation and selection of qualified directors is a complex and subjective process that requires consideration of many intangible factors, and will be significantly influenced by the particular needs of the Board of Directors from time to time, our Board of Directors has not adopted a specific set of minimum qualifications, qualities or skills that are necessary for a nominee to possess, other than those that are necessary to meet U.S. legal, regulatory and NASDAQ listing requirements and the provisions of our certificate of incorporation, bylaws, Corporate Governance Guidelines, and charters of the board committees. In addition, neither the Board of Directors nor the Nomination and Governance Committee has a formal policy with regard to the consideration of diversity in identifying nominees. When considering nominees, the Nomination and Governance Committee may take into consideration many factors including, among other things, a candidate’s independence, integrity, skills, financial and other expertise, breadth of experience, and knowledge about our business or industry and ability to devote adequate time and effort to responsibilities of the Board of Directors in the context of its existing composition. Through the nomination process, the Nomination and Governance Committee seeks to promote board membership that reflects a diversity of business experience, expertise, viewpoints, personal backgrounds and other characteristics that are expected to contribute to the Board of Directors’ overall effectiveness. The brief biographical description of each director set forth in Proposal 1 below includes the primary individual experience, qualifications, qualities and skills of each of our directors that led to the conclusion that each director should serve as a member of our Board of Directors at this time.

PROPOSAL NO. 1—ELECTION OF DIRECTORS

Our Board of Directors currently consists of four directors and is divided into three classes with each class serving for three years, and with the terms of office of the respective classes expiring in successive years.  The Class II Director, Carl J. Williams, will stand for election at this meeting. The terms of office of directors in Class III and Class I do not expire until the annual meetings of stockholders held in 2018 and 2019, respectively. At the recommendation of our Nomination and Governance Committee, our Board of Directors proposes that Mr. Williams be elected as a Class II director for a three‑year term expiring at the 2020 Annual Meeting of Stockholders and until such director’s successor is duly elected and qualified or until such director’s earlier resignation or removal. Our Board of Directors did not engage any third party to identify or evaluate the nominees.

Shares represented by proxies will be voted “FOR” the election of the nominee named herein, unless the proxy is marked to withhold authority to so vote. If the nominee for any reason is unable to serve or for good cause will not serve, the proxies may be voted for such substitute nominee as the proxy holder might determine. The nominee has consented to being named in this proxy statement and to serve if elected.

Information Regarding Nominee and Continuing Directors

Nominee to the Board of Directors

The nominee, and his age, occupation and length of board service as of April 28, 2017, is provided in the table below. An additional biographical description of the nominee is set forth in the text below the table. This description includes the primary individual experience, qualifications, qualities and skills of such nominee that led to the conclusion that he should continue to serve as a member of our Board of Directors at this time.

Name of Director	Age	Principal Occupation	Director Since
Carl J. Williams	65	Chairman and Chief Executive Officer, Planet Payment, Inc.	August 2013

Carl J. Williams has served as our Chairman of the Board of Directors since February 2015. Mr. Williams has served as a director since August 2013, as our President since November 2013 and as our Chief Executive Officer since February 2014. Mr. Williams was previously an advisor to the company from April 2010 until he joined our Board of Directors. Mr. Williams is a founder and has served as Chief Executive Officer of Baikal Group, LLC, a management consulting firm, from March 2002 until February 2004. He served as a Managing Director of Pay Anywhere, LLC, a mobile credit card processing system, from May 2012 until July 2013. Mr. Williams previously served as advisor of business development and international operations at Global Payments Inc., a payment processing company, from May 2009 until June 2013. From March 2004 until May 2009, Mr. Williams was the President of World Wide Payment Processing for Global Payments. From 1998 to 2002, Mr. Williams was President of Spherion Assessment Group, a business unit of Spherion Inc., a recruiting and staffing service. Mr. Williams previously served as the Divisional President of Merchant Services of National Processing Company, a payment processing company. Mr. Williams holds a B.A. from La Salle University in Philadelphia. Mr. Williams provides a valuable insight and perspective to our Board of Directors with respect to the payments industry as a result of his extensive background in such industry.

Continuing Directors

The directors who are serving for terms that end following the meeting, and their ages, occupations and length of board service as of April 28, 2017, are provided in the table below. Additional biographical descriptions of each such director are set forth in the text below the table. These descriptions include the primary individual experience, qualifications, qualities and skills of each of our directors that led to the conclusion that each director should serve as a member of our Board of Directors at this time.

Name of Director	Age	Principal Occupation	Director Since
Class III Director—Term Expiring 2018:
Shane H. Kim	40	Managing Partner, Island Peak Capital, LLC	April 2011
Class I Directors—Term Expiring 2019:
Jonathan Kaiden	50	Principal and Founding Member, Sopris Capital Associates	January 2006
Cameron R. M. McColl	57	Executive Chairman, Nanny Cay Resort & Marina Limited	January 2006

Shane H. Kim is a co-founder and has been a Managing Partner of Island Peak Capital, LLC, a private investment and advisory firm, since April 2016.  Mr. Kim has previously been affiliated with Camden Partners Holdings, LLC, a private equity firm, since 1999, where he served as Senior Advisor from May 2016 until April 2017; and Managing Member and Partner from 2007 until 2016. Mr. Kim has extensive experience investing in technology services and financial services, participating in 22 transactions, 11 of which he led or co-led.  Mr. Kim holds a B.S. in Finance from the University of Maryland, Robert H. Smith School of Business.  He was an observer to our Board of Directors from February 2007 and contributed his counsel and insights during an important stage of our development. Mr. Kim provides a valuable perspective to our Board of Directors due to his sophisticated knowledge of information technology companies, including investments in payment industry companies, and experience serving as a director of several companies.

Mr. Kim is a Member of each of the Compensation Committee, Audit Committee and Nomination and Governance Committee.

Jonathan Kaiden has been a principal and founding member of Sopris Capital Associates, a private equity firm, since 2002. Mr. Kaiden has led a number of investment transactions over his career and currently sits on the board of directors for Apollidon, Inc., Anyone Home Inc, ClickNotices Inc., HealPros LLC, Lucid Holdings LLC, Modus Engagement Inc., Mountain Temp Services LLC, OfficeWorks, Planet Payment, Quovant, and TurningPoint Healthcare Solutions LLC. Mr. Kaiden was previously on the boards of Healthcare Data Solutions, Medical Scribe Systems, SRSsoft, and was an advisor to the boards of iCrossing and Valutec Card Solutions. He has approximately 30 years of private equity and financial transaction experience, with a strong focus on healthcare and information technology.  Jon holds an M.B.A., with honors, phi beta kappa, from Columbia Business School (1996), and J.D., cum laude, from Brooklyn Law School (1991). He obtained his undergraduate degree, B.A., in government from Cornell University (1988).  Mr. Kaiden provides a valuable perspective to our Board of Directors with respect to his extensive knowledge and experience in the investment and investment banking industry, as well as his experience with respect to financial transactions and compensation-related issues.

Mr. Kaiden is Chairman of the Compensation Committee and a Member of the Audit Committee.

Cameron R. M. McColl is an owner and has served as the Executive Chairman of Nanny Cay Resort & Marina Limited since 2000. Mr. McColl co‑founded and served on the Board of Directors of Telecom Service Centres from 1994 to 2003. Mr. McColl co‑founded and served as the chief executive officer of Memory Corporation Plc from 1993 to 1996. Mr. McColl holds a B.Sc. in Electrical and Electronic Engineering from Edinburgh University. Mr. McColl was an early investor in our company and was selected as a director because of his extensive business experience as a successful entrepreneur and his leadership of private and public companies. Mr. McColl is an experienced executive officer with the skills necessary to lead our Audit Committee. His service as chief executive officer at a publicly traded corporation, as well as serving as a director on several other companies, has provided him with extensive financial and accounting experience, including evaluating financial results and generally overseeing the financial reporting process at a public company.

Mr. McColl is Chairman of the Audit Committee and Chairman of the Nomination and Corporate Governance Committee.

There are no familial relationships among our directors and officers.

Director Compensation

The following table provides information for the fiscal year ended December 31, 2016 regarding all compensation awarded to, earned by or paid to each person who served as a non‑employee director for some portion or all of fiscal 2016.

Director Compensation—Fiscal 2016

	Fees Earned or Paid in Cash $(1)	Stock Awards $(2)	Option Awards $(3)	Total $
Jonathan Kaiden	50,000	60,000	-	110,000
Shane M. Kim	50,000	60,000	-	110,000
Cameron R. M. McColl	50,000	60,000	-	110,000

(1)In fiscal 2016 each non‑employee director received a cash retainer based on a number of factors including membership and chairmanship of committees and attendance at meetings of the Board of Directors.

(2)Represents restricted stock granted to each non-employee director. Amount shown in this column represents fair value based on our market price as of the respective restricted stock grant date.

(3)Amount shown in this column represents fair value based on our market price as of the respective option grant date. For information on the valuation assumptions with respect to restricted stock grants or option grants, refer to note 2 to the consolidated financial statements contained in our annual report on Form 10‑K for the fiscal year ended December 31, 2016. As of December 31, 2016, each person who served as a non‑employee director for some portion or all of fiscal 2016 also held outstanding options to purchase the following number of shares: Jonathan Kaiden: 214,250; Shane H. Kim: 114,000; and Cameron R. M. McColl: 214,250.

We also reimbursed the customary and reasonable travel expenses of our directors in attending meetings of the Board of Directors.

Our Board of Directors has a compensation policy pursuant to which directors are entitled to receive the following compensation:

•An annual cash retainer of $50,000, to be paid quarterly with each payment made after the end of the calendar quarter.

•Each director who becomes a member of our Board of Directors will be granted an initial option to purchase 50,000 shares of our common stock upon election to our Board of Directors. On the date of each annual stockholder meeting subsequent to initial election to our Board of Directors, each director who continues to serve on our Board of Directors immediately following such meeting will be granted restricted shares of our common stock having a value equal to $60,000 based on the closing price of the company’s Common Stock on NASDAQ on the date of the meeting. If the director was first elected to our Board of Directors less than six months prior to the annual stockholder meeting, such director shall instead receive a reduced number of restricted shares of our common stock based on the time served. The annual grants shall be made automatically, as of the close of business on the date of the annual stockholder meeting. Each initial option grant vests and becomes exercisable as to 1/3 of the shares on the 12‑month anniversary from the vesting commencement date and 1/36 of the shares each month thereafter, such that the grant vests in full after three years. Each annual restricted stock grant vests and becomes exercisable in full twelve months after the date of grant. All options and restricted stock shall become fully vested and exercisable immediately prior to a change of control. Additionally, a director’s initial option grant shall become fully vested and exercisable in the event that the director fails to serve on our Board of Directors for the duration of the vesting term solely as a result of our Board of Directors’ failure to re‑nominate the director for election by our stockholders, other than a failure to re‑nominate the director for cause.

Non-employee directors receive no other form of remuneration, perquisites or benefits, but are reimbursed for their expenses in attending meetings, including customary and reasonable travel expenses incurred to attend meetings solely among the non-employee directors.

OUR BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” ELECTION OF THE NOMINATED DIRECTOR.

PROPOSAL NO. 2

RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Our Audit Committee has selected BDO USA, LLP (“BDO”) as Planet Payment’s principal independent registered public accounting firm to perform the audit of Planet Payment’s consolidated financial statements for 2017. As a matter of good corporate governance, our Audit Committee has decided to submit its selection of our principal independent registered public accounting firm to our stockholders for ratification. In the event that BDO is not ratified by our stockholders, the Audit Committee will review its future selection of BDO as Planet Payment’s principal independent registered public accounting firm.

Representatives of BDO are expected to be present at the meeting, in which case they will be given an opportunity to make a statement at the meeting if they desire to do so, and will be available to respond to appropriate questions.

Principal Accountant Fees and Services

We regularly review the services and fees from its independent registered public accounting firm. These services and fees are also reviewed with our Audit Committee annually.

For the fiscal years 2016 and 2015, BDO reviewed our quarterly consolidated unaudited financial statements, undertook preparatory work for the audit of our consolidated financial statements for the years ended and as of December 31, 2016 and 2015 and provided various other services. Our Audit Committee determined that BDO’s provisioning of these services, which are described below, did not impair BDO’s independence from Planet Payment. The aggregate fees billed for fiscal 2016 and 2015 for each of the following categories of services are as follows:

Fees Billed to Planet Payment by BDO	Fiscal Year 2016	Fiscal Year 2015
Audit fees (1)	$262,140	$244,185
Audit related fees (2)	103,139	92,610
Tax fees	_	_
All Other fees	_	_
Total fees	$365,279	$336,795

(1)“Audit fees” include fees for professional services rendered in connection with the audit of our annual financial statements, review of our quarterly financial statements and advisory services on accounting matters that were addressed during the annual audit and quarterly review. This category also includes fees for services that were incurred in connection with statutory and regulatory filings or engagements, consents and review of documents filed with the SEC.

(2)“Audit related fees” consist of fees and expenses billed for professional services for assurance services primarily related to our 401(k) audit and fees for SSAE16 reports related to our Payment Processing Platform.

Policy on Audit Committee Pre‑Approval of Audit and Permissible Non‑Audit Services of Independent Registered Public Accounting Firm

Our Audit Committee’s policy is to pre‑approve all audit and permissible non‑audit services provided by the independent registered public accounting firm. These services may include audit services, audit‑related services, tax services and other services. Pre‑approval is detailed as to the particular service or category of services and is generally subject to a specific budget. The independent registered public accounting firm and management are required to periodically report to the Audit Committee regarding the extent of services provided by the independent registered public accounting firm in accordance with this pre‑approval, and the fees for the services performed to date.

All of the services relating to the Audit fees and Audit related fees described in the table above were approved by our Audit Committee. There were no Tax fees or other fees.

OUR BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” APPROVAL OF PROPOSAL NO. 2.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information with respect to the beneficial ownership of our common stock as of April 10, 2017, by:

•each stockholder known by us to be the beneficial owner of more than 5% of our common stock;

•each of our directors or director nominees;

•each of our named executive officers; and

•all of our directors and executive officers as a group.

Percentage ownership of our common stock is based on 49,754,877 shares of our common stock outstanding on April 10, 2017, percentage ownership for preferred stock beneficially owned is based on 4,688,237 shares of our preferred stock outstanding on an as‑converted to common stock basis and percentage ownership for total voting power is based on 54,443,114 shares of our common stock, including our preferred stock on an as‑converted to common stock basis. We have determined beneficial ownership in accordance with the rules of the SEC, and thus it represents sole or shared voting or investment power with respect to our securities. Unless otherwise indicated below, to our knowledge, the persons and entities named in the table have sole voting and sole investment power with respect to all shares that they beneficially owned, subject to community property laws where applicable. We have deemed shares of our capital stock subject to options, warrants or other convertible securities that are currently exercisable or exercisable within 60 days of April 10, 2017 to be outstanding and to be beneficially owned by the person holding the option for the purpose of computing the percentage ownership of that person but have not treated them as outstanding for the purpose of computing the percentage ownership of any other person.

Unless otherwise indicated, the address of each of the individuals and entities named in the table below is c/o Planet Payment, Inc., 670 Long Beach Blvd., Long Beach, New York 11561.

	Shares beneficially owned

	Common Stock		Series A Preferred Stock (on an-as converted to common stock basis		% of Total Voting Power
Name of beneficial owner	Number	Percentage	Number	Percentage
Directors and executive officers:
Carl J. Williams(1)	1,382,307	2.7%	—	—	2.5%
Raymond D’Aponte(2)	354,446	*	—	—	*
Robert J. Cox III(3)	1,085,724	2.1%	—	—	2.0%
Jonathan Kaiden(4)	322,860	*	—	—	*
Shane H. Kim(5)	6,924,871	13.9%	—	—	12.7%
Cameron R. M. McColl(6)	523,593	1.0%	—	—	1.0%
All executive officers and directors as a group (6 persons)(7)	10,593,801	20.2%	—	—	18.6%
5% stockholders:
Entities affiliated with Camden Partners(5)	6,924,871	13.9%	—	—	12.7%
Entities affiliated with Andwel Partners(8)	708,963	1.4%	4,325,813	92.3%	9.2%
Black Rock, Inc.(9)	2,779,550	5.3%	—	—	4.9%

 *Represents beneficial ownership of less than 1% of our outstanding shares of common stock.

(1)Includes (i) options exercisable for 975,446 shares of common stock within 60 days of April 10, 2017 and (ii) 14,815 shares of restricted stock that are subject to a right of repurchase in our favor upon Mr. Williams' cessation of service prior to vesting or if performance goals are not achieved.

(2)Includes (i) options exercisable for 268,334 shares of common stock within 60 days of April 10, 2017 and (ii) 11,667 shares of restricted stock that are subject to a right of repurchase in our favor upon Mr. D'Aponte's cessation of service prior to vesting or if performance goals are not achieved.

(3)Includes (i) options exercisable for 835,333 shares of common stock within 60 days of April 10, 2017 and (ii) 16,666 shares of restricted stock that are subject to a right of repurchase in our favor upon Mr. Cox's cessation of service prior to vesting or if performance goals are not achieved.

(4)Includes options exercisable for 214,250 shares of common stock within 60 days of April 10, 2017, and (ii) 14,815 shares of restricted stock that are subject to a right of repurchase in our favor upon Mr. Kaiden's cessation of service prior to vesting.

(5) Includes (i) options held by Mr. Kim exercisable for 114,000 shares of common stock within 60 days of April 10, 2017 and (ii) 85,223 shares held by Camden Partners Holdings, LLC, of which 14,815 shares thereof are restricted shares that are subject to a right of repurchase in our favor upon Mr. Kim's cessation of service prior to vesting.  Also includes (i) 1,994,136 shares held by Camden Partners Strategic Fund II-A, L.P., (ii) 118,291 shares held by Camden Partners Strategic Fund II-B, L.P., (iii) 4,438,749 shares held by Camden Partners Strategic Fund III, L.P., and (iv) 184,472 shares held by Camden Partners Strategic Fund III-A, L.P. (together, the "Camden Funds"). The general partner of Camden Partners Strategic Fund II-A, L.P. and Camden Partners Strategic Fund II-B, L.P. is Camden Partners Strategic II, LLC ("Fund II GP").  Donald Hughes and David Warnock are the managing members of Fund II GP. The general partner of Camden Partners Strategic Fund III, L.P. and Camden Partners Strategic Fund III-A, L.P. is Camden Partners Strategic III, LLC ("Fund III GP"). The managing member of Fund III GP is Camden Partner Strategic Manager, LLC ("CPSM"). The managing members of CPSM are Messrs. David L. Warnock, Donald W. Hughes, J. Todd Sherman and Jason Tagler (the "Managing Members"). The Managing Members hold shared voting and dispositive power over the shares held by the Camden Funds. Each of the Managing Members disclaim beneficial ownership of the shares except to their pecuniary interest in each of the Camden Funds. The address for the entities affiliated with Camden Partners is 500 East Pratt Street, Suite 1200, Baltimore, Maryland 21202.

(6)Includes (i) options exercisable for 214,250 shares of common stock within 60 days of April 10, 2017 and (ii) 14,815 shares of restricted stock that are subject to a right of repurchase in our favor upon Mr. McColl's cessation of service prior to vesting.

(7)Includes (i) options exercisable for 2,621,613 shares of common stock within 60 days of April 10, 2017 that are held by our directors and officers as a group and (ii) 87,593 shares of restricted stock that are subject to a right of repurchase in our favor upon cessation of service of our directors and officers prior to vesting or if performance goals are not achieved.

(8)Includes 4,325,813 shares of Series A Preferred Stock on an as converted to common stock basis. The owners and managers of Andwel Partners are Patrick Welsh and Bruce Anderson, who hold shared voting and investment power over the shares held by Andwel Partners. The address of the entities affiliated with Andwel Partners is 320 Park Avenue, 25th Floor, New York, New York 10022.

(9) Based solely on a Schedule 13G filed by BlackRock, Inc. with the SEC on January 30, 2017.

EXECUTIVE COMPENSATION

The executive officers who do not also serve as directors, and their ages, occupations and length of their services as of April 28, 2017, are provided in the table below. Additional biographical descriptions of each such executive officer are set forth in the text below the table.

Name of Executive Officer	Age	Principal Occupation	Officer Since
Robert J. Cox III	51	President and Chief Operating Officer	November 2009
Raymond D’Aponte	43	Chief Financial Officer	August 2015

Robert J. Cox III has served as our President since August 2015, and Chief Operating Officer since January 2014. Mr. Cox served as our Senior Vice President, Chief Financial Officer and Treasurer from November 2009 to August 2015. From June 2009 to November 2009, Mr. Cox served as the Chief Financial Officer of Harris Interactive, Inc., a market research firm.  From 2001 to May 2009, Mr. Cox served as the Chief Financial Officer of DealerTrack Holdings, Inc., an automotive retail software solution provider. Prior to that, Mr. Cox served as Chief Financial Officer at Triton International Inc. and Green Stamp America Inc. He began his career as a Certified Public Accountant in the audit practice at KPMG LLP. Mr. Cox holds a B.A. in Accounting from St. Bonaventure University and an M.B.A. from Columbia Business School.

Raymond D'Aponte has served as our Chief Financial Officer since August 2015.  Mr. D’Aponte served as our Senior Vice President, Finance from March 2014 to August 2015 and our Vice President, Finance from April 2011 to March 2014.  From March 2005 to April 2011, Mr. D’Aponte served as Senior Director of Corporate Accounting and Finance of DealerTrack Holdings Inc., an automotive retail software solution provider.  He began his career as a Certified Public Accountant in the audit practice at PricewaterhouseCoopers LLP.  Mr. D’Aponte holds a B.A. in Accounting from Dowling College.

Our executive compensation program is designed to:

•attract and retain talented and experienced executives;

•motivate and reward executives whose knowledge, skills and performance are critical to our success;

•link compensation to corporate performance and individual achievement;

•link specific cash‑based elements of compensation to our near‑term financial performance; and

•align the interests of our executive officers and those of our stockholders by providing our executive officers with long‑term incentives to increase stockholder value.

We have endeavored to create an executive compensation program that provides a mix of short‑term and long‑term payments and awards, cash payments and equity awards, and fixed and variable payments and awards that we believe appropriately motivates our executive officers and discourages them from taking excessive or unnecessary risks. We view these components of compensation as related but distinct. Although our Compensation Committee considers the value of total compensation of our executive officers, neither our Board of Directors nor our Compensation Committee believes that significant compensation derived from one component of compensation should negate or reduce compensation derived from other components. Except as described below, neither our Compensation Committee nor our Board of Directors has adopted any formal or informal policies or guidelines for allocating total target compensation between short‑term and long‑term compensation, between cash payments and equity awards, or between fixed and variable payments and awards. However, in general, our Compensation Committee and our Board of Directors believe a significant portion of the value of total target compensation for each of our named executive officers should be in the form of performance‑based compensation. In addition, our Compensation Committee and our Board of Directors strive to keep cash compensation at a competitive level while providing executive officers with the opportunity to be well rewarded through equity awards if our company performs well over time.

Our current executive compensation program consists of the following primary components:

•base salary;

•annual cash incentive awards linked to corporate and individual objectives; and

•periodic grants of long‑term equity‑based awards.

Executive Compensation Tables

The following table provides information regarding all compensation awarded to, earned by or paid to our principal executive officer and our two other most highly compensated executive officers serving as such at December 31, 2016 for all services rendered in all capacities to us during fiscal 2016.

Summary Compensation Table – 2016

Name and Principal Position	Year	Salary	Restricted Stock Awards ($)(1)	Option Awards ($)(1)	Non-Equity Incentive Plan Compensation ($)(2)	All Other Compensation	Total ($)
Carl J. Williams (3)	2016	$350,000	$60,000	$-	$125,000	-	$535,000
Chairman of the Board of Directors and Chief Executive Officer	2015	$316,667	450,751	860,665	125,000	-	$1,753,083

Robert J. Cox III	2016	373,438	-	-	145,833	-	519,271
President and Chief Operating Officer	2015	371,484	291,000	480,000	145,833	-	1,288,317

Raymond D'Aponte	2016	237,500	-	92,000	86,917	-	416,417
Chief Financial Officer and Treasurer	2015	212,500	145,500	144,000	65,625	-	567,625

(1)Represents restricted stock awards granted to the named executive officers. The amounts in this column represent the aggregate grant date fair value computed in accordance with ASC 718. For a discussion of the assumptions used in determining the fair value of stock awards in the above table refer to note 2 to the consolidated financial statements contained in our annual report on Form 10‑K for the fiscal year ended December 31, 2016.

(2)Represents cash bonus earned by each executive officer based on target EBITDA ranges achieved by the company in each fiscal year, which ranges are set by the Board of Directors. For fiscal years 2015 and 2016, the non-equity incentive plan compensation bonuses earned by each executive were based on the company meeting an EBITDA that fiscal year in the range of $11,409,240 to $12,009,725 for 2015, and $14,271,968 to $15,023,123 for 2016.  For fiscal year 2015, the overall EBITDA ranges set by the Board of Directors started at $9,007,294 and went up to $13,811,185. For fiscal year 2016, the overall EBITDA ranges set by the Board of Directors started at $11,267,342 and went up to $17,276,593. Mr. D’Aponte’s 2016 amount increased from 2015 due to an increase in his salary and an additional bonus he received during the period of $14,000 which was unrelated to the incentive plan.

(3) Mr. Williams was appointed as our Chief Executive Officer in February 2014 and as our Chairman in February 2015. For 2016 and 2015, salary includes board compensation of $50,000 and restricted stock awards includes an award with a fair value of $60,000 for serving on our Board of Directors.

Executive Retention/Employment Agreements

The company is party to an employment agreement with Carl J. Williams, the company’s Chief Executive Officer and Chairman of the Board of Directors.  The current term under the agreement expires on May 1, 2018.  The agreement provides for salary and bonus, as well as a ‘single trigger’ severance payment of 6 months of base salary upon a change of control.  The agreement also provides for 12 months of base salary severance upon a termination from employment without cause or for ‘good reason’ as well as stock option exercisability extension for up to one year from termination and extension of vesting period for restricted shares until August 2, 2018.

The company is also party to executive retention agreements with each of Robert J. Cox, the company’s President and Chief Operating Officer, and Raymond D’Aponte, the company’s Chief Financial Officer.  The current term under the agreements for each of Mr. Cox and Mr. D’Aponte expires on February 28, 2018 and April 25, 2018, respectively.  Each such agreement provides for salary and bonus, as well as certain benefits upon a change of control, including equity acceleration and a ‘double trigger’ severance payment of 18 months of base salary in the case of Mr. Cox, and 12 months of base salary in the case of Mr. D’Aponte.  Each agreement also provides for equity acceleration and 12 months of base salary severance upon a termination of employment without cause or for ‘good reason.’

2016 Option Grants

We typically grant stock options to executive officers upon hiring or promotion, in connection with a significant change in responsibilities, to recognize performance, or to achieve internal equity. At least annually, our Compensation Committee reviews the equity ownership of our executive officers and considers whether to make additional awards. In making its determination, our Compensation Committee takes into account, on a subjective basis, various factors. These factors include the responsibilities, past performance and anticipated future contributions of the executive officer, and the competitiveness of the executive officer’s overall compensation package, as well as the executive officer’s existing equity holdings, the extent to which these holdings are vested, the potential reward to the executive officer if the market value of our common stock appreciates, and the recommendations of our Chief Executive Officer (for executive officers other than the Chief Executive Officer).

2015 Restricted Stock Awards

In August 2015, we granted 200,000 and 100,000 restricted stock awards to Robert J. Cox and Raymond D’Aponte, respectively. These 300,000 shares vest in four tranches as follows:

•

The first three tranches consist of an aggregate of 75,000 shares (50,000 shares for Mr. Cox and 25,000 shares for Mr. D’Aponte). Vesting is contingent on satisfying a combination of market and service based conditions by May 1, 2018 (the “Vest Date”). The market condition shall be satisfied any time after the grant and before Vest Date if our stock price on NASDAQ is greater than or equal to $4.00 per share for either seven consecutive trading days, or any ten trading days over a consecutive thirty-five day period. Once such stock price is achieved the market condition shall be forever satisfied, even in the event that it subsequently falls below $4.00 per share, and in such event, the vesting of shares shall be subject only to continued service through the Vest Date.  All shares will be forfeited if the aforementioned market condition is not achieved by the Vest Date. On April 20, 2017, 25,000 of these shares vested as the market and service conditions were achieved and the remaining 50,000 shares will vest equally on May 1, 2017 and May 1, 2018.

•

The fourth tranche consists of an aggregate of 225,000 shares (150,000 shares for Mr. Cox and 75,000 shares for Mr. D’Aponte). Vesting is contingent on satisfying either a market or performance based condition. The market condition shall be satisfied at any time after the grant and before December 31, 2017 if the our stock on NASDAQ is greater than or equal to $3.50 per share for seven consecutive trading days, or any ten trading days over a consecutive thirty-five day period, or if the company achieves Adjusted EBITDA of not less than $18.0 million in respect of any fiscal year ending on or prior to December 31, 2017.  Once the aforementioned stock price or Adjusted EBITDA performance conditions are achieved, all shares in this tranche will immediately vest. All such shares will be forfeited if the aforementioned stock price or performance conditions are not achieved by December 31, 2017. During the second quarter of 2016, these shares vested as the market condition was achieved.

In August 2015, we also granted 300,000 restricted stock awards to Carl J. Williams. These 300,000 shares vest in three tranches. The first two tranches have vesting terms consistent with the terms of the first three tranches of the grants to Messrs. Cox and D’Aponte described above, except that the relevant Vest Date is May 1, 2017.  The third tranche has the same vesting terms as the terms of the fourth tranche of the grants to Messrs. Cox and D’Aponte described above. As of April 20, 2017, 262,500 of these shares vested as the market and service conditions were achieved and the remaining 37,500 will vest on May 1, 2017.

Outstanding Equity Awards at December 31, 2016

The following table provides information regarding each unexercised stock option held by our named executive officers as of December 31, 2016:

	Option awards					Stock awards
	Number of	Number of						Market value	Equity incentive	Equity incentive
	securities	securities				Number of		of shares	plan awards:	plan awards:
	underlying	underlying				shares of		of stock	Number of unearned	Market or payout value
	unexercised	unexercised		Option	Option	stock that		that have	shares, units or	of unearned shares,
	options	options		exercise	expiration	have not		not yet	other rights that	units or other rights that
Name	exercisable	unexercisable		price ($)	date	yet vested		vested ($)(1)	have not vested(2)	have not vested ($)(1)
Carl J. Williams	50,000	-		$2.21	8/20/2023
	616,964	308,482	(3)	$2.59	8/3/2025
						14,815 (6)		$60,445
									37,500	$153,000

Robert J. Cox III	200,000	-		$1.65	11/30/2019
	100,000	-		$1.25	11/29/2020
	100,000	-		$2.00	4/11/2021
	65,000	-		$2.80	4/1/2022
	37,000	-		$2.84	5/16/2023
	166,667	333,333	(4)	$2.59	8/3/2025
									33,333	$135,999

Raymond D'Aponte	95,000	-		$2.15	4/25/2021
	24,000	-		$2.56	3/9/2022
	16,000	-		$2.80	4/18/2023
	50,000	100,000	(4)	$2.59	8/3/2025
	-	100,000	(5)	$2.62	3/1/2026
						3,334	(7)	$13,603
									16,666	$67,997

(1)

The amounts in this column are calculated by multiplying the number of shares of stock that have not yet vested or earned, as applicable, by the closing price of our common stock traded on NASDAQ on December 31, 2016, which was $4.08 per share.

(2)	These awards vest in accordance with the terms described above under the heading “2015 Restricted Stock Awards.”
(3)

The option vests and becomes exercisable as to one-third of the original number of shares on August 4, 2015 and one-third on each anniversary of the vesting commencement date of May 1, 2015 until fully vested on the second anniversary.

(4)

The option vests and becomes exercisable as to one-third of the original number of shares on each anniversary of the vesting commencement date of May 1, 2015 until fully vested on the third anniversary.

(5)

The option vests and becomes exercisable as to one-third of the original number of shares on each anniversary of the vesting commencement date of March 1, 2016 until fully vested on the third anniversary.

(6)	100% of the shares vest on June 14, 2017, subject to continued service.
(7)	On June 27, 2014, we made a restricted stock grant to Mr. D’Aponte of 10,000 shares of common stock. These shares vest one-third on each anniversary until fully vested on June 27, 2017.

Potential Payments Upon Termination or Change‑In‑Control

The employment of our named executive officers is at will and may be terminated at any time, with or without formal cause. Pursuant to the terms of executive retention agreements with Messrs. Williams, Cox and D’Aponte, we have agreed to provide specified severance and bonus amounts and to accelerate the vesting on their equity awards upon each of their termination upon a change of control or an involuntary termination, as each term is defined in the agreements.

Termination upon change of control

In the event of a termination upon a change of control, Messrs. Williams, Cox and D’Aponte are each entitled to receive an amount equal to 6 months, 18 months and 12 months, respectively of such executive officer’s base salary and, in the case of each of Messrs. Cox and D’Aponte, the target bonus then in effect for such executive officer for the year in which such termination occurs, such bonus payment to be pro‑rated to reflect the full number of months the executive remained in our employ. In addition, the vesting on any stock option and other equity awards held by the executive officer will be accelerated in full, and with respect to Mr. Williams, all unvested shares of restricted stock shall remain valid and subject to vesting in accordance with their terms for a period of 30 months from the date of Mr. Williams’ employment agreement. At the election of the executive officer, we will also continue to provide our health related employee insurance coverage for twelve months, at our expense.

Involuntary termination

In the event of an involuntary termination, Messrs. Williams, Cox and D’Aponte are each entitled to receive an amount equal to 12 months of the executive officer’s base salary and, in the case of each of Messrs. Cox and D’Aponte, the target bonus then in effect for such executive officer for the year in which such termination occurs, such bonus payment to be pro‑rated to reflect the full number of months the executive remained in our employ. In addition, in the case of each of Messrs. Cox and D’Aponte, the vesting on any stock option and other equity awards held by the executive officer will be accelerated in full. At the election of the executive officer, we will also continue to provide our health related employee insurance coverage for twelve months, at our expense.

EQUITY COMPENSATION PLAN INFORMATION

The following table presents information as of December 31, 2016 with respect to compensation plans under which shares of our common stock may be issued. The category “Equity compensation plans approved by security holders” in the table below consists of the 2000 Stock Incentive Plan, 2006 Equity Incentive Plan, 2012 Equity Incentive Plan and 2012 Employee Stock Purchase Plan.

Plan Category	Number of Securities to be Issued upon Exercise of Outstanding Options, Warrants and Rights	Weighted Average Exercise Price of Outstanding Options, Warrants and Rights	Number of Securities Remaining Available for Future Issuances under Equity Compensation Plans (excluding securities reflected in the first column)
Equity compensation plans approved by security holders	6,397,365(1)	$ 2.45	6,231,947(2)
Equity compensation plans not approved by security holders	-	-	-
Total	6,397,365	$ 2.45	5,431,947

(1)Excludes purchase rights accruing under the 2012 Employee Stock Purchase Plan.

(2)Includes 800,000 shares that remain available for purchase under the 2012 Employee Stock Purchase Plan and excludes 2,980,899 shares of common stock that are subject to outstanding awards under the 2006 Equity Incentive Plan. Any such shares of common stock that are subject to outstanding awards under the 2006 Equity Incentive Plan that are issuable upon the exercise of options that expire or become unexercisable for any reason without having been exercised in full will be available for future grant and issuance under the 2012 Equity Incentive Plan. In addition, the number of shares reserved for issuance under our 2012 Equity Incentive Plan will increase automatically on the first day of January 2016 by the number of shares equal to the lesser of (i) 4% of the total outstanding shares of our common stock as of the immediately preceding December 31or (ii) such number of shares as determined by the Board of Directors. Similarly, the number of shares reserved for issuance under our 2012 Employee Stock Purchase Plan will increase will increase automatically on the first day of January for the first seven calendar years after the first offering date, by the number of shares equal to 1% of the total outstanding shares of our common stock as of the immediately preceding December 31st (rounded to the nearest whole share).

REVIEW, APPROVAL OR RATIFICATION OF TRANSACTIONS WITH RELATED PARTIES

Policies and Procedures for Related Person Transactions

Our Board of Directors has adopted a written related person transactions policy. Under this policy, our Nomination and Governance Committee, unless the related party is, or is associated with, a member of that committee, in which event the transaction must be reviewed and approved by our Audit Committee, reviews transactions that may be “related‑person transactions.” “Related‑person transactions” are transactions between us and a related person in which a related person (as defined below) has a material interest may present an actual or potential conflict of interest or create the appearance of a conflict. For purposes of the policy, a related person is a director, executive officer, nominee for director, or greater than 5% beneficial owner of our common stock, and their immediate family members.

Certain Related-Person Transactions

Other than compensation arrangements with directors and executive officers, which are described where required under “Executive Compensation” and “Director Compensation,” we have no other related-party transactions that are subject to disclosure in accordance with our policies and procedures for related party transactions.

REPORT OF THE AUDIT COMMITTEE

The information contained in the following report of Planet Payment’s Audit Committee is not considered to be “soliciting material,” “filed” or incorporated by reference in any past or future filing by Planet Payment under the Securities Exchange Act of 1934 or the Securities Act of 1933 unless and only to the extent that Planet Payment specifically incorporates it by reference.

The Audit Committee has reviewed and discussed with Planet Payment’s management and BDO USA, LLP the audited consolidated financial statements of Planet Payment for the year ended December 31, 2016. The Audit Committee has also discussed with BDO USA, LLP the matters required to be discussed by Auditing Standard No. 16, Communications with Audit Committees, issued by the Public Company Accounting Oversight Board.

The Audit Committee has also received and reviewed the written disclosures and the letter from BDO USA, LLP required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant’s communications with the Audit Committee concerning independence, and has discussed with BDO USA, LLP its independence from Planet Payment.

Based on the review and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited consolidated financial statements be included in Planet Payment’s Annual Report on Form 10‑K for the year ended December 31, 2016 for filing with the Securities and Exchange Commission.

Submitted by the Audit Committee

Cameron R. M. McColl, Chair

Jonathan Kaiden

Shane H. Kim

ADDITIONAL INFORMATION

Stockholder Proposals to be Presented at Next Annual Meeting

Planet Payment’s bylaws provide that, for stockholder nominations to the Board or other proposals to be considered at an annual meeting, the stockholder must give timely notice thereof in writing to the Corporate Secretary at Planet Payment, Inc., 670 Long Beach Blvd., Long Beach, New York 11561, Attn: Corporate Secretary.

To be timely for the 2018 annual meeting, a stockholder’s notice must be delivered to or mailed and received by our Corporate Secretary at the principal executive offices of Planet Payment not earlier than 5:00 p.m. Eastern Time on February 28, 2018 and not later than 5:00 p.m. Eastern Time on March 30, 2018. A stockholder’s notice to the Corporate Secretary must set forth as to each matter the stockholder proposes to bring before the annual meeting the information required by Planet Payment’s bylaws.

Stockholder proposals submitted pursuant to Rule 14a‑8 under the Exchange Act and intended to be presented at Planet Payment’s 2018 annual meeting must be received by the company not later than December 30, 2017 in order to be considered for inclusion in Planet Payment’s proxy materials for that meeting.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16 of the Exchange Act requires Planet Payment’s directors, executive officers and any persons who own more than 10% of Planet Payment’s common stock, to file initial reports of ownership and reports of changes in ownership with the SEC. Such persons are required by SEC regulation to furnish Planet Payment with copies of all Section 16(a) forms that they file. Based solely on its review of the copies of such forms furnished to Planet Payment and written representations from the directors and executive officers, Planet Payment believes that all Section 16(a) filing requirements were timely met in 2016.

Available Information

Planet Payment will mail without charge, upon written request, a copy of Planet Payment’s annual report on Form 10‑K for the year ended December 31, 2016, including the financial statements and list of exhibits, and any exhibit specifically requested. Requests should be sent to:

Investor Relations

Planet Payment, Inc.

670 Long Beach Blvd.

Long Beach, New York 11561

The Annual Report is also available at http://ir.planetpayment.com.

“Householding”—Stockholders Sharing the Same Last Name and Address

The SEC has adopted rules that permit companies and intermediaries (such as brokers) to implement a delivery procedure called “householding.” Under this procedure, multiple stockholders who reside at the same address may receive a single copy of our annual report and proxy materials, including the Notice of Internet Availability, unless the affected stockholder has provided contrary instructions. This procedure reduces printing costs and postage fees, and helps protect the environment as well.

This year, a number of brokers with account holders who are Planet Payment stockholders will be “householding” our annual report and proxy materials, including the Notice of Internet Availability. A single Notice of Internet Availability and, if applicable, a single set of annual report and other proxy materials will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker that it will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you revoke your consent. Stockholders may revoke their consent at any time by contacting Computershare, either by calling toll‑free (877) 373‑6374, or by writing to Computershare, Householding Department, P.O. Box 43078, Providence, RI, 02940‑3078.

Upon written or oral request, Planet Payment will promptly deliver a separate copy of the Notice of Internet Availability and, if applicable, annual report and other proxy materials to any stockholder at a shared address to which a single copy of any of those documents was delivered. To receive a separate copy of the Notice of Internet Availability and, if applicable, annual report and other proxy materials, you may write or call Planet Payment’s Investor Relations department at 670 Long Beach Blvd., Long Beach, New York 11561, Attn: Investor Relations, telephone number (408) 625‑4200.

Any stockholders who share the same address and currently receive multiple copies of Planet Payment’s Notice of Internet Availability or annual report and other proxy materials who wish to receive only one copy in the future can contact their bank, broker or other holder of record to request information about householding or Planet Payment’s Investor Relations department at the address or telephone number listed above.

OTHER MATTERS

The Board of Directors does not presently intend to bring any other business before the meeting and, so far as is known to the Board of Directors, no matters are to be brought before the meeting except as specified in the notice of the meeting. As to any business that may arise and properly come before the meeting, however, it is intended that proxies, in the form enclosed, will be voted in respect thereof in accordance with the judgment of the persons voting such proxies.

. Admission Ticket Electronic Voting Instructions You can vote by Internet! Available 24 hours a day, 7 days a week! Instead of mailing your proxy, you may choose the voting method outlined below to vote your proxy. VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR. Proxies submitted by the Internet must be received by 12:00 a.m., Eastern Time, on June 13, 2017. Vote by Internet • Go to www.envisionreports.com/PLPM • Or scan the QR code with your smartphone • Follow the steps outlined on the secure website If you wish to vote by proxy, please sign and return the form as soon as possible. Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas. q IF YOU HAVE NOT VOTED VIA THE INTERNET, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. q A Proposals — The Board of Directors recommends a vote FOR the nominee listed and FOR Proposal 2. 1. Election of one Class II director to serve until the 2020 annual meeting of stockholders, until his successor has been elected and qualified or until his earlier resignation or removal. For Withhold + 01 - Carl J. Williams ForAgainst Abstain 2. Ratification of appointment of BDO USA, LLP as the independent registered public accounting firm for 2017. B Non-Voting Items Change of Address — Please print new address below. Meeting Attendance Mark box to the right if you plan to attend the Annual Meeting. C Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below ** This proxy must be signed exactly as your name appears hereon. When shares are held by joint tenants, both should sign. Attorneys, executors, administrators, trustees and guardians should indicate their capacities. If the signer is a corporation, please print full corporate name and indicate capacity of the duly authorized officer executing on behalf of the corporation. If the signer is a partnership, please print full partnership name and indicate capacity of duly authorized officer executing on behalf of the partnership. If signed under power of attorney such power or a duly certified copy must accompany this proxy. Date (mm/dd/yyyy) — Please print date below. Signature 1 — Please keep signature within the box. Signature 2 — Please keep signature within the box. + 1 U P X 02L1KA Annual Meeting Proxy Card X IMPORTANT ANNUAL MEETING INFORMATION

. 2017 Annual Meeting Admission Ticket 2017 Annual Meeting of Planet Payment, Inc. Stockholders Tuesday, June 13, 2017 at 10:00 a.m. New York Time Goodwin Procter LLP The New York Times Building 620 Eighth Avenue, 26th Floor New York, NY 10018 Upon arrival, please present this admission ticket and photo identification at the registration desk. Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice and Proxy Statement and Annual Report are available at www.envisionreports.com/PLPM. q IF YOU HAVE NOT VOTED VIA THE INTERNET, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. q Planet Payment, Inc. PROXY FORM FOR ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON JUNE 13, 2017 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS The undersigned hereby appoints Carl Williams and Robert Cox, or either of them, as proxies each with full powers of substitution, and hereby authorizes them to represent and to vote, as designated below, all shares of capital stock of Planet Payment, Inc. (the “Company”) held of record by the undersigned on April 20, 2017 at the Annual Meeting of Stockholders of the Company to be held at 10:00 a.m. New York Time on June 13, 2017 at Goodwin Procter LLP, The New York Times Building, 620 Eighth Avenue, 26th Floor, New York, NY 10018, and at any adjournment or postponement thereof. This proxy, when properly executed and returned in a timely manner, will be voted at this Annual Meeting and any adjournment or postponement thereof in the manner described herein. IF NO CONTRARY INDICATION IS MADE, THE PROXY WILL BE VOTED “FOR” THE NOMINEE, “FOR” THE PROPOSAL AND IN THE DISCRETION OF THE PROXIES ON ANY OTHER BUSINESS MATTERS OR PROPOSALS AS MAY PROPERLY COME BEFORE THE ANNUAL MEETING. The undersigned stockholder may revoke this proxy at any time before it is voted by delivering to the Corporate Secretary of the Company either a written revocation of the proxy or a duly executed proxy bearing a later date, or by appearing at the Annual Meeting and voting in person. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting. If you wish to vote in accordance with the Board of Directors' recommendations, just sign where indicated. You need not mark any boxes. (Items to be voted appear on reverse side.) Please return the signed Proxy Card in the enclosed envelope.